PGIM INVESTMENTS | Bringing you the investment managers of Prudential Financial, Inc.
Prudential Floating Rate Income Fund

A: FRFAX	C: FRFCX	Q: PFRIX	Z: FRFZX
SUMMARY PROSPECTUS  |  June 21, 2016 (As Reissued April 3 and 7, 2017)
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can ﬁnd the Fund's Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at www.pgiminvestments.com/docs. You can also get this information at no cost by calling 1-800-225-1852 or by sending an e-mail to: prospectus@prudentialfundsemail.com. The Fund's Prospectus and SAI, both dated June 21, 2016, as supplemented and amended from time to time, and the Fund's most recent shareholder report, dated February 29, 2016, are all incorporated by reference into (legally made a part of) this Summary Prospectus.
INVESTMENT OBJECTIVES
The primary investment objective of the Fund is to maximize current income. Capital appreciation is a secondary investment objective, but only when consistent with the Fund's primary investment objective of seeking to maximize current income.
FUND FEES AND EXPENSES
The tables below describe the sales charges, fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and an eligible group of related investors purchase, or agree to purchase in the future, $100,000 or more in shares of the Fund or other funds in the PGIM Investments family of funds. More information about these discounts is available from your financial professional and is explained in Reducing or Waiving Class A's and Class C’s Sales Charges on page 26 of the Fund's Prospectus and in Rights of Accumulation on page 47 of the Fund's Statement of Additional Information (SAI).
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class Q	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.25%	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00%	1.00%	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None
Redemption fee	None	None	None	None
Exchange fee	None	None	None	None
Maximum account fee (accounts under $10,000)	$15	$15	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class Q	Class Z
Management fees	.65%	.65%	.65%	.65%
Distribution and service (12b-1) fees	.25%	1.00%	None	None
+ Other expenses	.39%	.39%	.29%	.39%
= Total annual Fund operating expenses	1.29%	2.04%	.94%	1.04%
– Fee waiver and/or expense reimbursement	(.34)%	(.34)%	(.29)%	(.34)%
= Total annual Fund operating expenses after fee waiver and/or expense reimbursement(1)	.95%	1.70%	.65%	.70%
(1) The Manager has contractually agreed, through June 30, 2018, to reimburse and/or waive fees so that: (1) the Fund’s net annual operating expenses (exclusive of distribution and service (12b-1) fees, transfer agency expenses (including sub-transfer agency and networking fees), acquired fund fees and expenses, taxes, interest and brokerage commissions, and extraordinary expenses) of each class of shares is limited to 0.65% of the Fund's average daily net assets; and (2) the Fund’s net annual operating expenses (exclusive of distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest and brokerage commissions, and extraordinary expenses) of each class of shares is limited to 0.70% of the Fund's average daily net assets. These waivers may not be terminated prior to June 30, 2018 without the prior approval of the Fund’s Board of Directors (the “Board”).
Example. The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Fund's operating expenses remain the same (except that fee waivers or reimbursements, if any, are only
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reflected in the 1-Year figures) and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.
	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$419	$688	$978	$1,802	$419	$688	$978	$1,802
Class C	$273	$607	$1,067	$2,342	$173	$607	$1,067	$2,342
Class Q	$66	$271	$492	$1,128	$66	$271	$492	$1,128
Class Z	$72	$297	$541	$1,240	$72	$297	$541	$1,240
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the Fund's most recent fiscal year, the Fund's portfolio turnover rate was 55% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. Under normal market conditions, the Fund will invest at least 80% of its investable assets (net assets plus borrowings for investment purposes, if any) in floating rate loans and other floating rate debt securities. Floating rate loans are debt obligations that have interest rates which adjust or “float” periodically (normally on a monthly or quarterly basis) based on a generally recognized base rate such as the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by one or more major US banks.
Most floating rate loans are senior in rank (“senior loans”) in the event of bankruptcy to most other securities of the issuer, such as common stock or publicly-issued bonds. Floating rate loans are often secured by specific collateral of the issuer so that holders of the loans will have a priority claim on those assets in the event of default or bankruptcy of the issuer. Floating rate loans are often structured and administered by a financial institution that acts as agent for the holders of the loan. Loans can be acquired directly through the agent, by assignment from another holder of the loan, or as a participation interest in another holder's portion of the loan.
The Fund has no requirement as to the maturity or quality of the debt instruments it may buy, or as to the market capitalization of those instruments. The Fund may invest primarily in senior loans that are rated below investment grade or unrated senior loans of comparable quality at the time of purchase as determined by the Fund’s subadviser. Instruments rated below investment grade are sometimes referred to as “junk bonds.” A description of security ratings is provided in an Appendix to the Fund’s Statement of Additional Information.
The Fund may invest up to 20% of its total assets in senior loans that are not secured by any specific collateral. The Fund may invest up to 25% of its total assets in senior loans made to foreign-domiciled borrowers and other foreign securities, including securities of issuers located in emerging market countries, which may be denominated in US dollars or non-US currencies.
Principal Risks. All investments have risks to some degree. An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.
Risks of Investments in Loans. The Fund's ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignment or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund's access to collateral, if any, may be limited by bankruptcy laws. Due to the nature of the private syndication of senior loans, including, for example, lack of publicly-available information, some senior loans are not as easily purchased or sold as publicly-traded securities. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loan participations in secondary markets. As a result, it may be difficult for the Fund to value loans or sell loans at an acceptable price when it wants to sell them. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the Fund's ability to pay redemption proceeds within the allowable time periods stated in the Prospectus. In some instances, loans and loan participations are not rated by independent credit rating agencies; in such instances, a decision by the Fund to invest in a particular loan or loan participation could depend exclusively on the investment subadviser's credit analysis of the borrower, or in the case of a loan participation, of the intermediary holding the portion of the loan that the Fund has purchased. To the extent the Fund invests in loans of non-US issuers, the risks of investing in non-US issuers are applicable. Loans may not be considered to be “securities” and as a result may not benefit from the protections of the federal securities laws, including anti-fraud protections and those with respect to the use of material non-public information, so that purchasers, such as the Fund, may not have the benefit of these protections.
Management Risk. The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.
Bond Obligations Risk. As with credit risk, market risk and interest rate risk, the Fund's holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may lose income.
Junk Bonds Risk. High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to be less liquid than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market's psychology.
Credit Risk. This is the risk that the issuer, the guarantor or the insurer of a fixed-income security, or the counterparty to a contract may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Additionally, the securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.
Market Risk. Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.
Interest Rate Risk. The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund's holdings may fall sharply. This is referred to as “extension risk.” The Fund may face a heightened level of interest rate risk since the US Federal Reserve Board has ended its quantitative easing program and may continue to raise rates. The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.
Foreign Securities Risk. The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.
Liquidity Risk. The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk also includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.
Loan Liquidity Risk. The Fund’s investments in loans may subject it to additional liquidity risks. Loans generally are subject to legal or contractual restrictions on resale. The liquidity of loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. For example, if the credit quality of a loan unexpectedly declines significantly, secondary market trading in that loan can also decline for a period of time. During periods of infrequent trading, valuing a loan can be more difficult and buying and selling a loan at an acceptable price can be more difficult and delayed. Difficulty in selling a loan can result in a loss. Certain of the Fund’s assets may be invested in assets that are considerably less liquid than debt instruments traded on national exchanges. Market quotations for such assets may be volatile and/or subject to large spreads between bid and ask prices. Loans trade in an over-the-counter market, and confirmation and settlement may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the Fund’s ability to pay redemption proceeds within the allowable time periods stated in this Prospectus. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments or temporarily borrow from banks or other lenders.

Market Events Risk. Events in the financial markets have resulted in, and may continue to result in, an unusually high degree of volatility, both in non-US and US markets. This market volatility, in addition to reduced liquidity in credit and fixed-income markets, may adversely affect issuers worldwide. Furthermore, the impact of policy and legislative changes in the US and other countries may not be fully known for some time. This environment could make identifying investment risks and opportunities especially difficult for the subadviser.
Risk of Increase in Expenses. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.
More information about the risks of investing in the Fund appears in the section of the Prospectus entitled “More Information About the Fund’s Principal and Non-Principal Investment Strategies, Investments and Risks.”
Performance. The following bar chart shows the Fund's performance for Class A shares for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The following table shows the average annual returns of each of the Fund’s share classes and also compares the Fund’s performance with the average annual total returns of an index or other benchmark and a group of similar mutual funds. The bar chart and table demonstrate the risk of investing in the Fund by showing how returns can change from year to year.
Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future. Updated Fund performance information is available online at www.pgiminvestments.com.

Best Quarter:		Worst Quarter:
3.62%	1st Quarter 2012	-1.76%	4th Quarter 2015

1 These annual total returns do not include sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Without the contractual expense limitation in effect through June 30, 2017, the annual returns would have been lower as well. The return for the period from January 1, 2016 through March 31, 2016 was 1.59%.
Average Annual Total Returns % (including sales charges) (as of 12-31-15)
Return Before Taxes	One Year	Five Years	Ten Years	Since Inception
Class C shares	-1.43%	N/A	N/A	2.31% (3-30-11)
Class Q shares	N/A	N/A	N/A	N/A
Class Z shares	0.75%	N/A	N/A	3.38% (3-30-11)

Class A Shares % (including sales charges)
Return Before Taxes	-2.88%	N/A	N/A	2.37% (3-30-11)
Return After Taxes on Distributions	-4.38%	N/A	N/A	0.72% (3-30-11)
Return After Taxes on Distributions and Sale of Fund Shares	-1.62%	N/A	N/A	1.13% (3-30-11)
° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the indicated share class. After-tax returns for other classes will vary due to differing sales charges and expenses.
Index % (reflects no deduction for fees, expenses or taxes)
Credit Suisse Leveraged Loan Index	-0.38%	N/A	N/A	3.39% (3-30-11)

Lipper Average % (reflects no deduction for sales charges or taxes)
Lipper Loan Participation Funds Average	-1.24%	N/A	N/A	2.54% (3-30-11)
MANAGEMENT OF THE FUND
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	PGIM Fixed Income	Robert Cignarella, CFA	Managing Director	March 2014
		Joe Lemanowicz	Managing Director	March 2011

Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
		Brian Juliano	Principal	March 2011
BUYING AND SELLING FUND SHARES
	Minimum Initial Investment	Minimum Subsequent Investment
Fund shares (most cases)	$2,500	$100
Retirement accounts and custodial accounts for minors	$1,000	$100
Automatic Investment Plan (AIP)	$50	$50
You can purchase or redeem shares on any business day that the Fund is open through the Fund's transfer agent or through servicing agents, including brokers, dealers and other financial intermediaries appointed by the distributor to receive purchase and redemption orders. Current shareholders may also purchase or redeem shares through the Fund's website or by calling (800) 225-1852.
TAX INFORMATION
Dividends, Capital Gains and Taxes. The Fund's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO FINANCIAL INTERMEDIaries
If you purchase Fund shares through a financial intermediary such as a broker-dealer, bank, retirement recordkeeper or other financial services firm, the Fund or its affiliates may pay the financial intermediary for the sale of Fund shares and/or for services to shareholders. This may create a conflict of interest by influencing the financial intermediary or its representatives to recommend the Fund over another investment. Ask your financial intermediary or representative or visit your financial intermediary’s website for more information.

Notes

Notes

By Mail:	Prudential Mutual Fund Services LLC, PO Box 9658, Providence, RI 02940
By Telephone:	800-225-1852 or 973-367-3529 (outside the US)
On the Internet:	www.pgiminvestments.com
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